THE MAINSTAY GROUP OF FUNDS

Supplement dated April 7, 2014 (“Supplement”) to the Summary Prospectuses

and Prospectus dated February 28, 2014, as supplemented

MainStay Balanced Fund	MainStay Indexed Bond Fund
MainStay Floating Rate Fund	MainStay Money Market Fund

As of May 1, 2014, the portfolio managers from New York Life Investment Management LLC (“New York Life Investments”) who manage the day-to-day fixed-income investment operations of the above listed Funds will transition from an unincorporated division within New York Life Investments to a newly-organized direct, wholly-owned subsidiary of New York life Insurance Company named NYL Investors LLC (“NYL Investors”). The transition of the portfolio managers from New York Life Investments to NYL Investors will not impact the investment strategies or risks of the Funds. The Funds’ Board of Trustees (the “Board”) approved the appointment of NYL Investors as subadvisor to the Funds at meetings held April 1 – 3, 2014. The Board also approved a new Subadvisory Agreement between New York Life Investments and NYL Investors. New York Life Investments will remain the Funds’ investment manager and will oversee NYL Investors. Under the supervision of New York Life Investments, NYL Investors will be responsible for the portfolio management of the Funds or the appropriate portion of the Fund, with respect to the MainStay Balanced Fund, including making the specific decisions about buying, selling and holding securities within the Funds or the appropriate portion thereof. There will be no change in the management fees paid by the Funds as a result of this initiative. Accordingly, effective May 1, 2014, the following changes will take effect:

1.	With regard to the MainStay Floating Rate Fund, MainStay Indexed Bond Fund and MainStay Money Market Fund all references to New York Life Investments as the entity responsible for the day-to-day portfolio management of these Funds are hereby replaced with NYL Investors.

With regard to MainStay Balanced Fund, all references to New York Life Investments as the entity responsible for the day-to-day portfolio management of the fixed-income portion of the Fund are hereby replaced with NYL Investors. New York Life Investments will remain responsible for the Fund’s overall asset allocation decisions and investments in exchange-traded funds with respect to rebalancing the Fund’s allocation between equities and fixed-income securities, as described in the first paragraph of the Fund’s Principal Investment Strategies. Cornerstone Capital Management Holdings LLC will remain subadvisor to the equity portion of the Fund and will continue to make the specific decisions about buying, selling and holding securities within that portion of the Fund.

2.	With regard to the MainStay Floating Rate Fund, MainStay Indexed Bond Fund and MainStay Money Market Fund, all references to “Manager” in the “Principal Risks” section of each Fund’s Prospectus and Summary Prospectus are replaced with “Subadvisor.”

3.	The sub-section entitled “Who Manages Your Money” in the section entitled “Know With Whom You Are Investing” is amended to add a paragraph describing NYL Investors as follows:

NYL Investors LLC (“NYL Investors”) is located at 51 Madison Avenue, New York, New York 10010. NYL Investors was established as an independent investment adviser and previously operated as an unincorporated investment division of New York Life Investments. NYL Investors is a direct, wholly-owned subsidiary of New York Life. NYL Investors is the subadvisor to the MainStay Floating Rate Fund, MainStay Indexed Bond Fund, MainStay Money Market Fund, and the fixed-income portion of the MainStay Balanced Fund.

4.	The sub-section entitled “Portfolio Manager Biographies” in the section entitled “Know With Whom You Are Investing” is amended to revise the following portfolio managers’ biographies as shown below: Mark A. Campellone, George S. Cherpelis, David E. Clement, Robert H. Dial, Thomas J. Girard, Donald F. Serek and Arthur S. Torrey.

Mark A. Campellone	Mr. Campellone has managed the MainStay Floating Rate Fund since 2012. He is a Managing Director in Fixed Income Investors within NYL Investors and currently serves as Head of Floating Rate Loan Trading in the High Yield Credit Group. Mr. Campellone joined New York Life Investments in 2003 (NYL Investors’ predecessor). He is responsible for the management of non-investment-grade assets including floating rate loans and high-yield bonds and is also a portfolio manager on all floating rate loan mandates including retail mutual funds, institutional accounts and collateralized loan obligation funds (“CLOs”). Mr. Campellone received a BA from Muhlenberg College and an MBA from Rutgers Business School.
George S. Cherpelis	Mr. Cherpelis has managed the MainStay Balanced Fund and MainStay Indexed Bond Fund since 2012. Mr. Cherpelis is a Senior Director in Fixed Income Investors within NYL Investors and is a member of the Investment Grade Portfolio Management Team. Mr. Cherpelis joined New York Life Investments in 2004 (NYL Investors’ predecessor). He is responsible for managing the daily investment activities of all third party multi-sector fixed-income portfolios. Mr. Cherpelis received a BS from The City College of New York and two MS degrees from Manhattan College.
David E. Clement, CFA	Mr. Clement became a portfolio manager of the MainStay Money Market Fund in 2009. Mr. Clement is a Senior Director in Fixed Income Investors within NYL Investors and is a member of the Short Duration Investments Team. Mr. Clement joined the Asset Management Group of New York Life in 1990. Mr. Clement received a BA from Brooklyn College and an MBA from Baruch College. He has been a CFA® charterholder since 1993.
Robert H. Dial	Mr. Dial has served as a portfolio manager for the MainStay Floating Rate Fund since its inception in 2004. Mr. Dial is a Managing Director in Fixed Income Investors within NYL Investors and Head of the High Yield Credit Group. In this capacity, he oversees and manages more than $12 billion of investments in mutual funds, institutional accounts and CLOs. He joined New York Life Investments in 2001 (NYL Investors’ predecessor). Mr. Dial earned a BA from Yale University and an MBA from the University of Chicago.
Thomas J. Girard	Mr. Girard has managed the MainStay Indexed Bond Fund since 2007, the MainStay Balanced Fund since 2008 and the MainStay Money Market Fund since 2009. Mr. Girard is a Senior Managing Director and Head of Fixed Income Investors within NYL Investors. He joined New York Life Investments in 2007 (NYL Investors’ predecessor). Mr. Girard is responsible for managing all third-party multi-sector fixed-income mandates. He received a BS from St. John Fisher College and an MBA from Fordham University.
Donald F. Serek, CFA	Mr. Serek has managed the MainStay Indexed Bond Fund since 2004 and the MainStay Balanced Fund since 2012. He is a Managing Director in Fixed Income Investors within NYL Investors and Head of the Investment Grade Portfolio Management Team. Mr. Serek joined New York Life Investments in 2000 (NYL Investors’ predecessor). Mr. Serek is responsible for managing all third-party fixed-income portfolios including retail mutual funds and institutional separate accounts. Mr. Serek received his BBA in Finance and Economics from Temple University and is a CFA® charterholder.
Arthur S. Torrey	Mr. Torrey has managed the MainStay Floating Rate Fund since 2012. Mr. Torrey is a Managing Director in Fixed Income Investors within NYL Investors and is in the High Yield Credit Group. Mr. Torrey joined New York Life Investments in 2006 (NYL Investors’ predecessor). He is responsible for the management of non investment-grade assets including floating rate loans and high-yield bonds. He is also a portfolio manager on all floating rate loan mandates including retail mutual funds, institutional accounts and CLOs. Mr. Torrey received a BSBA from the University of Denver.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.